STOCK OPTION AGREEMENT

     AGREEMENT made as of the 19th day of April, 2000 by and between YouTicket.com inc., a Nevada corporation ("Company"), and Wayne K. Murphey ("Employee" of YouTicket.com inc.).

     WHEREAS, Employee has entered into an Employment Agreement of even date herewith pursuant to which employee will be employed by the Company ("Employment Agreement");

     WHEREAS, on April 19, 2000 ("Grant Date"), the Board of Directors of the Company ("Board") authorized the grant to the Employee of an option ("Option") to purchase an aggregate of 300,000 shares of the authorized but unissued Common Stock of the Company ("Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

     IT IS AGREED:

     1. Grant of Stock Option. The Company hereby grants the Employee the Option to purchase all or any part of an aggregate of 300,000 shares of Common Stock ("Option Shares") on the terms and conditions set forth herein.

     2. Incentive Stock Option. The Option represented hereby is intended to be an Option, which qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended.


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     3. Exercise Price. The exercise price of the Option is as set forth in paragraph 4 hereof, subject to adjustment as hereinafter provided.

     4. Exercisability. This Option is exercisable as follows (i) commencing on June 1, 2000 and ending on May 31, 2005, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (ii) commencing July 1, 2000 and ending on June 30, 2005, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (iii) commencing August 1, 2000 and ending on July 31, 2005 , this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (iv) commencing September 1, 2000 and ending August 31, 2005, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (v) commencing October 1, 2000 and ending on September 30, 2005, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (vi) commencing November 1, 2000 and ending on October 31, 2005 , this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (vii) commencing December 1, 2000 and ending on November 30, 2005, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (viii) commencing January 1, 2001 and ending on December 31, 2006, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (ix) commencing February 1, 2001 and ending on January 31, 2006, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (x) commencing March 1, 2001 and ending on February 29, 2006, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (xi) commencing April 1, 2001 and ending on March 31, 2006, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share; (xii) commencing June 1, 2001 and ending on May 31, 2006, this Option may be exercised for up to 25,000 shares of Common Stock at US$0.27 per share. The period during which the Option is exercisable is referred to as the Exercise Period.

     5. Effect of Termination of Employment. The termination of the employment of Employee will have no effect on the exercisability of a portion of this Option once it becomes exercisable. If Employee's employment is terminated before a portion of this Option is exercisable, that portion of the Option will terminate and be of no further effect.


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

     6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall notify the Company of the amount and, to the extent required, pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local and other taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Employee from the Company.

     7. Adjustments. In the event of any stock dividend, forward stock split, reverse stock split, or other recapitalization of the Company which affects the number of outstanding shares of Common Stock, the Company shall proportionally adjust the number and kind of Option Shares and the exercise price of the Option in order to prevent the dilution or enlargement of the Employee's proportionate interest in the Company and Employee's rights hereunder immediately prior to the stock dividend, stock split, reverse stock split or recapitalization, provided that the number of Option Shares shall always be a whole number.

     8. Method of Exercise.

     8.1. Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

     8.2. Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

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


     8.3. Payment of Purchase Price.

          8.3.1. Payment. The Employee shall make payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

         8.3.2. Payment of Withholding Tax. Any required withholding tax shall be paid in cash in accordance with Sections 8.3.1.

     9. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     10. Company Representations. The Company hereby represents and warrants to the Employee that:

          (a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

          (b) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

          11. Employee Representations. The Employee hereby represents and warrants to the Company that:

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

          (a) he is acquiring the Option and shall acquire the Option Shares for him own account and not with a view towards the distribution thereof;

          (b) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder (which exemption may require a holding period of not less than one year after exercise in certain circumstances and not less than two years after exercise in certain other circumstances and if an affiliate of the Company impose other restrictions) and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act except as stated in this agreement;

          (c) in him position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to this clause;

          (d) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

          (e) the certificates evidencing the Option Shares may bear the following legends:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

          "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of April __19___, 2000, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

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

     12. Restriction on Transfer of Stock Option Agreement and Option Shares. Anything in this Agreement to the contrary notwithstanding and in addition to the provisions of Section 11 of this Agreement, the Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

     13. Registration Right. The Company shall promptly file a Registration Statement on Form S-8 (or successor form) to register the Option Shares for issuance to Employee at such time as is permitted for the Company to use Form S-8, after it has registered a class of securities under the Exchange Act of 1934, as amended, ("Exchange Act"), and provided further that the Option Shares may be registered on Form S-8. Employee agrees that the Company is not obligated to register a class of securities under the Exchange Act at any time.

     14. Miscellaneous.

          14.1. Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

          14.2. Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

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

          14.3. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

          14.4. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the party to be charged.

          14.5. Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

          14.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada (without regard to conflicts of law provisions).

          14.7. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

YouTicket.com inc.          Address: 4420 S. Arville, Suite 13 and 14
                                     Las Vegas, NV  89103


By:    /s/ Leanna Sidhu
     ---------------------------
         Leanna Sidhu, President

EMPLOYEE:                  Address: 3695 Calico Brook Court
                                    Las Vegas, NV 89147


/s/ Wayne Murphey
------------------
Wayne K. Murphey

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


                                                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

YouTicket.com inc.
4420 S. Arville, Suite 13 and 14
Las Vegas, NV  89103


---------------------------------------
                  DATE

Attention: Secretary or Treasurer

                           Re:      Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of April ____, 2000 ("Agreement") with YouTicket.com inc. ("Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock ("Common Stock"), which are being purchased for investment and not for resale.

     As payment for my shares, enclosed is (check and complete applicable box[es]):

[_] a [personal check] [certified check] [bank check] payable to the order of "YouTicket.com inc." in the sum of $_________; and/or

[_] confirmation of wire transfer in the amount of $-------------.

     I hereby represent, warrant to, and agree with, the Company that:

          (i) I have acquired the Option and shall acquire the Option Shares for my own account and not with a view towards the distribution thereof;

          (ii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

          (iii) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

          (iv) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

          (v) the certificates evidencing the Option Shares may bear the following legends:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

          "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of April ____, 2000 a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

          Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

------------------------------     ------------------------------------------
(Signature)                       (Address)


------------------------------     ------------------------------------------
(Print Name)                      (Address)

                                  ------------------------------------------
                                  (Social Security Number)


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